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                                                                   Exhibit 10.45
                                                                   -------------

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of December 8, 2000, by and between RF Monolithics, Inc., a Delaware corporation (the "Company"), and Wells Fargo Business Credit, Inc., a Minnesota corporation, as the purchaser of the Warrants (the "Initial Holder").

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Definitions. As used in this Agreement, the following capitalized
          -----------
terms shall have the following meanings:

     Agreement: This Registration Rights Agreement, as amended and modified from time to time.

     Company: RF Monolithics, Inc., a Delaware corporation and its successors and assigns.

     Common Stock: The common stock, $.001 par value, of the Company or any shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preferences in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and that are not subject to redemption.

     Demand Registration: A registration of the Registrable Securities described in Section 2.1.

     Exchange Act: Securities Exchange Act of 1934, as from time to time amended.

     Holder: The Initial Holder and any Person that holds any Warrants or any Registrable Securities.

     Initial Holder: Wells Fargo Business Credit, Inc. as the initial purchaser of the Warrants.

     Misstatement: An untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement, Prospectus or preliminary prospectus necessary to make the statements in a Registration Statement, Prospectus or preliminary prospectus not misleading.

     Other Holders: Holders of Other Registrable Securities in such capacity.

     Other Registrable Securities: (a) any shares of Common Stock that are not Registrable Securities but that are the subject of an effective agreement with the Company according registration rights to the holders of such stock, including "Registrable Securities" as defined in the Unitholder Registration Rights Agreement and (b) any securities issued or issuable with respect to any Common Stock referred to in the foregoing clause by way of stock dividend or

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stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     Person: A natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

     Piggyback Registration: A registration of the Registrable Securities described in Section 2.2 hereof.

     Prospectus: The prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

     Registrable Securities: (a) The shares of Common Stock acquired by the Holders or their permitted assigns in connection with the exercise of the Warrants, and (b) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided that any such share or security shall be deemed to be Registrable Securities only if and so long as it (i) has not been sold such securities to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule other than Rule 144A) or (ii), along with all other shares of Common Stock owned by the Holder and all securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization are not eligible for immediate sale in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule other than Rule 144A) and all restrictive legends have been removed from the certificates representing such securities, there are no stop transfer orders on the transfer books with respect to such securities and the securities are not subject to any "underwriter lock-ups" or other similar restrictions.

     Registration: A Demand Registration described in Section 2.1 and a Piggyback Registration described in Section 2.2 and an "S-3" registration described in Section 2.4.

     Registration Expenses: The out-of-pocket expenses of a Registration, including:

          (1) all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers, Inc. and any securities exchange on which the Common Stock is then listed);

          (2) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

          (3)  printing, messenger, telephone and delivery expenses;

          (4)  reasonable fees and disbursements of counsel for the Company;

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          (5)  reasonable fees and disbursements of one law firm, selected by the selling Holders registering the majority of the Registrable Securities in any given Registration, acting as counsel for the Selling Holders;

          (6) reasonable fees and disbursements of all independent certified public accountants of the Company incurred specifically in connection with such Registration; and

          (7) all other reasonable fees and expenses (other than underwriting discounts and commissions relating to Registrable Securities) incurred in connection with a Registration, whether or not such Registration becomes effective.

     Registration Statement: Any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

     Requesting Holders:  Has the meaning ascribed to it in Section 2.1.

     Securities Act: The Securities Act of 1933, as from time to time amended.

     SEC: The Securities and Exchange Commission and any successor agency thereto.

     Warrant Agreement: The Warrant Agreement, dated as of even date herewith, to which the Company and the Initial Holder are parties and pursuant to which the Company issued the Warrants.

     Warrants: The warrants issued pursuant to the Warrant Agreement.

     Underwritten Registration or Underwritten Offering: A Registration in which securities of the Company are sold to an underwriter for distribution to the public pursuant to a firm commitment underwriting.

     Unitholder Registration Rights Agreement: The Registration Rights Agreement dated as of the date hereof, by and among the Company and the and certain investors named therein pertaining to the purchase of 533,332 shares of Common Stock and 533,332 warrants to purchase Common Stock.

     2.   Registrations.

          2.1  Demand Registration.  If, at any time after the date hereof,
               -------------------
     the Company shall receive from the Holders (the "Requesting Holders") owning as of the date of such request at least 50% of the then outstanding shares of Registrable Securities a written request to register at least 30% of the Registrable Securities owned by such Holders as of the date of such request, then the Company will promptly give notice of such request to all Holders and shall effect as soon thereafter as practicable, and in any event within 90 days of the receipt of such request, the Registration under the Securities Act of all

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     Registrable Securities which any Holder requests to be registered.
     Notwithstanding the foregoing, the Company shall not be under any obligation to have a Demand Registration become effective prior to a date earlier than six (6) months following the date hereof. Further, the Company shall not be obligated to effect, or to take any action to effect, a Demand Registration if Requesting Holders request that the Demand Registration to be filed is during the period starting with the date (determined at the time such request for Demand Registration is made) thirty (30) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated underwritten Registration in which the Holders may participate as to at least forty percent (40%) of the Registrable Securities held by each of them pursuant to Section 2.2; provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective.

     The Holders shall not be entitled to more than one (1) Demand Registration. However, any Demand Registration that does not become effective, or if any offering associated with a Demand Registration is not able to close, through no fault of the Holders and no other person, such Demand Registration shall not be deemed to be the Demand Registration to which the Holders are entitled.

          2.2  Piggyback Registration.  Each time the Company decides to file a
               ----------------------
     Registration Statement under the Securities Act (other than on Forms S-4 or S-8 or any successor form for the registration of securities issued or to be issued in connection with a merger or acquisition or employee benefit plan), the Company shall give written notice thereof to the Holders. The Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within fifteen (15) days after such written notice has been given. If in the good faith judgment of the managing underwriter in any Underwritten Offering, the inclusion of all of the shares of Registrable Securities and any other Common Stock requested to be registered by third parties holding similar registration rights would materially interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities and other Common Stock to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced as provided herein. The Company shall advise all holders of securities requesting registration of the underwriters' decision; and the number of shares of securities that are entitled to be included in the Underwritten Registration shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 2.3 below. If any Person does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other shares of Common Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all Persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn,

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     with such shares to be allocated among the Persons, requesting additional inclusion in accordance with Section 2.3 below.

          2.3  Underwriter Cutback.
               -------------------

               (a) If a Demand Registration involves an Underwritten Offering, and the managing underwriter advises the Company in writing (with a copy to each Holder requesting Registration) that, in its opinion, the number of Registrable Securities and other securities of the Company held by any other Person requested to be included in such Registration exceeds the number which can be sold in (or during the time of) such offering within a price range acceptable to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such Registration, the Company will include in such Registration all Registrable Securities requested to be included in such Registration (unless the provisions of the following sentence apply) and will include in such Registration other securities of the Company held by any other Person (including any securities proposed to be issued and sold by the Company) only to the extent that the number of shares that the Company is advised can be so sold in (or during the time of) such offering exceeds the number of Registrable Securities to be included in such Registration. If a Demand Registration involves an Underwritten Offering, and the managing underwriter advises the Company in writing (with a copy to each Holder requesting registration) that, in its opinion, the number of Registrable Securities requested to be included in such Registration exceeds the number which can be sold in (or during the time of) such Underwritten Offering within a price range acceptable to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such registration, the Company will include in such Registration only Registrable Securities requested to be included in such Registration. In such event, such Registrable Securities will be included in such Registration only to the extent of the number of shares which the Company is advised can be so sold in (or during the time of) such Underwritten Offering; the Registrable Securities to be included in such registration shall be taken up pro rata from the holders of Registrable Securities requesting such Registration on the basis of the percentage of Registrable Securities requested to be included in such Registration; and all shares proposed to be sold by the Company or any other party shall be deleted from such Registration prior to effecting any reduction of Registrable Securities by the holders thereof under this paragraph (a). In the event that less than all of the Registrable Securities requested to be included in a Demand Registration are not included in such Demand Registration as a result of an underwriter cutback pursuant to the provisions of this Section 2.3, such Demand Registration shall not be deemed the Demand Registration to which the Holders are entitled.

               (b) If (i) a Piggy-Back Registration involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, and (ii) the managing underwriter of such Underwritten Offering shall inform the Company and the holders of the Registrable Securities requesting such Registration by letter of its belief that the number of securities requested to be

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          included in such Registration exceeds the number which can be sold in
          (or during the time of) such offering, then (A) in the case of an Underwritten Offering for the account of the Company, Registration for the Registrable Securities shall be cut back such that (1) no holder of Registrable Securities shall be entitled to participate in such Underwritten Offering unless all shares of Common Stock proposed to be sold by the Company for its own account have been included in such Underwritten Offering, and (2) after the Company has included its own shares of Common Stock, the Holders and Other Holders shall be entitled to include their Registrable Securities and Other Registrable Securities in an amount up to the amount that such managing underwriter or underwriters advise may be included therein (allocated among the Holders and Other Holders pro rata on the basis of the number of Registrable Securities and Other Registrable Securities requested to be included therein by each such holder) and (B) in the case of an Underwritten Offering that was commenced as a result of the exercise of demand registration rights by Other Holders, the Other Holders commencing such Registration and the Holders shall be entitled to include their Other Registrable Securities and Registrable Securities in an amount up to the amount such managing underwriters or underwriters advise may be included therein (allocated first to the Other Holders commencing such Registration and thereafter among the Holders and Other Holders who did not commence such Registration). If, however, the Registration was initiated by the Company within one hundred twenty (120) days of a Demand Registration and is in lieu thereof, then the Company shall include in the registration all Registrable Securities or Other Registrable Securities requested to be included in such Registration and shall decrease the number of securities proposed to be sold by the Company and to be included in such Registration to the extent necessary to reduce the number of securities to be included in the Registration to the level recommended by the managing underwriter.

          2.4  Registration.  At any time the Company is eligible to file a
               ------------
registration statement on Form S-3 (or any such successor form relating to secondary offerings), Holders holding a majority of the Registrable Securities then outstanding may request the Company, in writing, to effect the registration on Form S-3 (or such successor form) and any related qualification or compliance with respect to all or a part of the Registrable Securities held by such Holders. Upon receipt of such notice, then the Company shall, promptly after the receipt thereof, give written notice of such request to all Holders. Notwithstanding the foregoing, the Company shall not be under any obligation under this Section 2.4 if (i) the aggregate fair market value of the Registrable Securities to be registered on the date of such request is made does not equal or exceed $500,000 or (ii) to effect an underwritten or dealer-managed offering. The Company shall use its best efforts to effect such a registration as soon as practicable, covering all the Registrable Securities which the Holders shall request in writing within twenty (20) days after receipt of such notice. The Company shall use its best efforts to cause such registration statement to become effective; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this
Section 2.4 if Form S-3 (or any such successor form relating to secondary offerings) is not available for such offering by the Holders.

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          2.5  Postponement.  The Company may postpone the filing of any
               ------------
     Registration Statement required hereunder for a reasonable period of time, not to exceed ninety (90) days in the aggregate during any twelve-month period, if the Company has been advised by legal counsel that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Company's Board of Directors determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company; provided, however, that the Company shall use its best efforts to achieve such effectiveness promptly following such period.

     3.   Registration Procedures.  If and whenever the Company is required to
          -----------------------
register Registrable Securities, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

               (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

               (c) deliver to the Holders, their attorneys and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus) and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendments thereto and any supplements to the Prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

               (d) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Holders, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in

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          such jurisdictions of the Registrable Securities covered by the
          Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (e) cause all such Registrable Securities to be listed on each securities exchange, stock market or automated quotation system on which similar securities issued by the Company are then listed;

               (f) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

               (g) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

               (h) at least three days prior to the filing of any Registration Statement or prospectus or any amendment or supplement to such Registration Statement or prospectus or any document that is to be incorporated by reference into such Registration Statement or prospectus, furnish a copy thereof to each seller of such Registrable Securities or their counsel;

               (i) notify the Holders at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 8; and

               (j) permit a representative of the Holders, the underwriters, if any, and any attorney or accountant retained by such Holders or underwriter to participate in the preparation of the Registration Statement, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives, underwriters, or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

     4.   Registration Expenses.  The Registration Expenses of all Registrations
          ---------------------
shall be borne by the Company. It is acknowledged by the Holders that the Holders will bear all underwriters' commissions and discounts relating to the sale of the Registrable Securities.

     5.   Requirements of Participation in Underwritten Offerings.  No Person
          -------------------------------------------------------
may participate in any Underwritten Offering for equity securities of the Company pursuant to a

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Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company (provided, the underwriting agreement is no less favorable to such Person than it is to the Company) and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements, such underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     6.   Other Registrations.

               (a) The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan) to be initiated after a Demand Registration and to become effective less than ninety
          (90) days after the effective date of any such Demand Registration.

               (b) The Company shall not, without the prior written consent of the Holders holding the majority of Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include any securities in any registration filed under Sections 2 unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities to be included by the Holders or the Company in the Demand Registration and shall grant the Holders rights comparable to those rights granted to the Company under Section 2.3.

               (c) The Company represents and warrants that: (i) no Person has any registration rights other than those granted herein; (ii) the Company has full power and authority to enter into this Agreement; and
          (iii) this Agreement does not violate or breach any other agreement to which the Company is a party. Further the Company covenants that it will not grant any Person any registration rights that have any terms that are more favorable to such Person than terms and conditions contained in this Agreement.

               (d) Sections 6(b) and 6(c)(i) shall not apply to rights granted under Unitholder Registration Rights Agreement.

     7.   Indemnification.
          ---------------

               (a) The Company agrees to indemnify, to the extent permitted by law, the Holders, their officers and directors and each Person who controls any such holder (within the meaning of the Securities Act or Exchange Act) against all losses, claims, damages, liabilities and expenses (including attorneys' fees and expenses) caused by any Misstatement or any alleged Misstatement, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or Prospectus or

                                      -9-
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          any amendments or supplements thereto in a reasonable time period after the Company has furnished such holder with a sufficient number of copies of the same. The Company will indemnify the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holder.

               (b) In connection with any Registration Statement in which a Holder is participating, such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act or Exchange) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys` fees) resulting from any Misstatement, but only to the extent that such Misstatement is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, among such Holders, and the liability of each such holder of Registrable Securities will be in proportion to and limited to the gross amount received by such holder from the sale or Registrable Securities pursuant to such Registration Statement.

               (c) Any Person entitled to indemnification herein will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment an actual or potential conflict of interest or an actual or potential different interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party an actual or potential conflict of interest or an actual or potential different interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company and each holder of Registrable Securities participating in the offering also agrees to make such provisions as are reasonably requested by any indemnified party for

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          contribution to such party in the event the Company's or such holder's indemnification is unavailable for any reason.

               (e)  The obligations of the Company and the Holders under this
          Section 7 shall survive the completion of any offering of Registrable Securities. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an Underwritten Offering are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

     8.   Suspension of Sales.  Upon receipt of written notice from the
          -------------------
Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

     9.   Restrictions.
          ------------

          9.1  Restrictions on Public Sale by Holder of Registrable Securities.
               ---------------------------------------------------------------
     To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees, if requested by the managing underwriter, to enter into an agreement with such managing underwriter not to effect any public or private sale or distribution of any equity securities of the Company, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 180-day period beginning on, the closing date of each underwritten offering made of the Common Stock to the extent timely notified in writing by the Company or the managing underwriter; provided, however, such Holder shall not be obligated to enter such agreement unless all the executive officers and directors of the Company and each holder of the Common Stock who beneficially owns shares of the Common Stock equal to or greater than the shares of Common Stock beneficially owned by the Holder (including any shares issuable upon the exercise of the Warrants) and such Holder has had the opportunity to have its shares included in such registration. The foregoing provisions of this
     Section 9.1 shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of the Registrable Securities commencing on the date of sale of such Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the managing underwriter.

          9.2  Restrictions on Sale by the Company and Other Persons.  The
               -----------------------------------------------------
     Company agrees (A) not to effect any public or private sale or distribution of any securities substantially similar to the Registrable Securities being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 10-day period prior to, and during the 20-day period beginning on, the closing date of an underwritten offering made pursuant to a Demand Registration Statement (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor forms) and (B) that any agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain provisions under which holders of such securities agree not to effect any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities during such period (except pursuant to registrations on Form S-4 or S-8).

     10.  Miscellaneous.
          -------------

          10.1 Notices.  All notices and other communications provided for or
               -------
     permitted hereunder shall be made in accordance with the notice provisions contained in the Warrant Agreement.

          10.2 Successors and Assigns.  This Agreement shall inure to the
               ----------------------
     benefit of and be binding upon the successors and assigns of the Company. The obligations of the Company under this Agreement may be not assigned by the Company without the prior written consent of the Holders who hold a majority of the Registrable Securities, except to any purchaser of all or substantially all of the assets of the Company that assumes the Company's obligations hereunder. The Holders may assign or transfer their rights and obligations under this Agreement only in connection with the assignment, transfer or sale of the Warrants or Registrable Securities.

          10.3 Counterparts.  This Agreement may be executed in any number of
               ------------
     counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          10.4 Governing Law.  This Agreement shall be governed by and
               -------------
     construed in accordance with the laws of the State of Texas.

          10.5 Amendment.  This Agreement may be amended only by a written
               ---------
     instrument executed by the Company and Holders who hold a majority of the Registrable Securities.

          10.6 Termination.  This Agreement shall terminate and the
               -----------
     registration rights granted hereunder shall expire on the date that is two
     (2) years following the date on which the last Warrant is exercised or expires; provided that such termination and expiration shall not affect registration rights exercised prior to such date and the Company's obligation to indemnify any Holder under Section 7.

          10.7 Severability.  If any provision of this Agreement shall be
               ------------
     found by any court of competent jurisdiction to be invalid or unenforceable, such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

          10.8  Headings.  The headings contained in this Agreement are for
                --------
     reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          10.9  Entire Agreement.  This Agreement and the Warrant Agreement
                ----------------
     constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings, whether written or oral.

                  [Balance of Page Intentionally Left Blank]
                  ------------------------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   COMPANY:

                                   RF Monolithics, Inc.


                                   By: /s/ David M. Kirk
                                       ----------------------------------
                                        Name: David M. Kirk
                                              ---------------------------
                                        Title: President
                                              ---------------------------

                                   HOLDER:

                                   Wells Fargo Business Credit, Inc.


                                   By:  /s/ Terrance O. McKinney
                                       ----------------------------------
                                        Name: Terrance O. McKinney
                                       ----------------------------------
                                        Title: Assistant Vice President
                                       ----------------------------------